Financial Risk Management	12 Months Ended
Dec. 31, 2021
Investments, All Other Investments [Abstract]
Financial Risk Management

17. Financial Risk Management

The Company is exposed to varying degrees to a variety of financial instrument related risks:

Foreign exchange risk

Foreign exchange risk is the risk that the fair value of future cash flows will fluctuate as a result of changes in foreign exchange rates. Foreign exchange risks are closely monitored, and attempts are made to match foreign cash inflows and outflows. As at December 31, 2021, the Company is primarily exposed to foreign exchange risk through its cash and cash equivalents denominated in Canadian dollars and Turkish Lira. The Company mitigates foreign exchange risk by monitoring foreign exchange rate trends and evaluating reinvestment opportunities when possible. The Company does not currently hedge its foreign exchange risk. Based on current exposures as at December 31, 2021 and assuming that all other variables remain constant, a 10% appreciation or depreciation of the Canadian dollar or Turkish Lira against the United States dollar would result in a gain or loss of approximately $91,000 or $9,000 in the Company’s consolidated statements of loss and comprehensive loss, respectively.

Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. The Company’s cash and trade and other receivables are exposed to credit risk. The Company reduces its credit risk on cash by placing these instruments with institutions of high credit worthiness. The Company mitigates credit risk by evaluating the creditworthiness of customers prior to conducting business with them and monitoring its exposure for credit losses with existing customers. The Company has determined that no allowance is required as all amounts outstanding are considered collectible. During the year ended December 31, 2021, the Company incurred $nil in bad debt expense (2020 - $54,008).

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s outstanding debt bears interest at fixed rates. As a result, at December 31, 2021, the Company is not exposed significant interest rate risk.

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company manages liquidity risk by maintaining sufficient cash balances to enable settlement of transactions on the due date. The Company addresses its liquidity by raising capital through the issuance of debt and equity. While the Company has been successful in securing financings in the past, there is no assurance that it will be able to do so in the future.